SEVENTH AMENDMENT OF AMENDED AND RESTATED

REVOLVING CREDIT AGREEMENT

THIS SEVENTH AMENDMENT OF AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this “Amendment”) is entered into effective November 6, 2009, between ALAMO GROUP INC., a Delaware corporation (“Borrower”), each of the banks or other lending institutions that is a signatory to this Amendment (collectively, “Lenders”), and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent (in such capacity, together with its successors and permitted assigns, “Administrative Agent”).

R E C I T A L S

A.        Reference is hereby made to that certain Amended and Restated Revolving Credit Agreement dated as of August 25, 2004, by and among Borrower, Lenders, and Administrative Agent (as renewed, extended, modified, and amended from time to time, the “Credit Agreement”), providing for a revolving line of credit and a letter of credit facility.

B.         Borrower and each member of the Obligated Group will pledge to Administrative Agent, for the benefit of Administrative Agent and Lenders, a first priority security interest in certain assets of Borrower and each member of the Obligated Group in order to secure the Obligation.

C.         Borrower, Administrative Agent, and lenders desire to amend the Credit Agreement to (a) add the security referenced in Recital B above, (b) change the pricing, (c) change the Leverage Ratio, (d) add a new EBIT to Interest Expense covenant, and (e) add Bush Hog, Inc., a Delaware corporation as a member of the Obligated Group.

D.        Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.

E.         Borrower, Lenders, and Administrative Agent desire to modify certain provisions contained in the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.         Amendments to the Credit Agreement.

(a)        Section 1 of the Credit Agreement is hereby amended to delete the definitions of “Loan Documents,” “Obligated Group,” “Obligation,” and “Operating Cash Flow” in their entirety and replace such definitions with the following:

“Loan Documents” means (a) this Loan Agreement, the Notes , the Letter of Credit, the guaranties, the Collateral Documents, (b) all agreements, certificates, documents or instruments in favor of Administrative Agent or Lenders ever delivered pursuant to this Loan Agreement or otherwise delivered in connection with all or any part of the Obligation, and (c) any and all future renewals, extensions, restatements, reaffirmations, or amendments of, or supplements to, all or any part of the foregoing.

Seventh Amendment

“Obligated Group” means the Company and its Consolidated Subsidiaries, Alamo Group (IA) Inc., a Nevada corporation; Alamo Group (SMC) Inc., a Nevada corporation; Alamo Group (TX), Inc., f/k/a Alamo Industrial, Inc., a Texas corporation, successor in interest by conversion to Alamo Group (TX) L.P.; Alamo Group (USA) Inc., a Delaware corporation; Alamo Sales Corp., a Delaware corporation; Alamo Group (IL) Inc., a Delaware corporation, f/k/a M&W Gear Company; Schulte (USA) Inc., a Florida corporation; Schwarze Industries, Inc., an Alabama corporation; Tiger Corporation, a Nevada corporation; Alamo Group Services Inc., a Delaware corporation; Gradall Industries, Inc., formerly known as Alamo Group (OH) Inc., a Delaware corporation; NP Real Estate Inc., an Ohio corporation; Henke Manufacturing Corporation, a Kansas corporation; Nite-Hawk Sweepers, LLC, a Washington limited liability company; Bush Hog, and any such other Person that the Company requests be included in the Obligated Group on the prior written approval of the Required Lenders, which approval shall not be unreasonably withheld.

“Obligation” means all present and future indebtedness, obligations, and liabilities of the Company to Lenders or any of them, and all renewals and extensions thereof, or any part thereof, arising pursuant to this Loan Agreement or represented by the Notes, and all interest accruing thereon, all present and future indebtedness, liabilities, and obligations (and all renewals and extensions thereof or any part thereof) now or hereafter owed to any Lender or any Affiliate of a Lender arising from, by virtue of, or pursuant to any Financial Hedge entered into by any member of the Obligated Group, and reasonable attorneys' fees incurred in the enforcement or collection thereof, regardless of whether such indebtedness, obligations and liabilities are direct, indirect, fixed, contingent, joint, several or joint and several; together with all indebtedness, obligations and liabilities of the Company evidenced or arising pursuant to any of the other Loan Documents, and all renewals and extensions thereof, or part thereof.

“Operating Cash Flow” means, for the Company and its Consolidated Subsidiaries, for any period, the sum of Net Income, less income or plus loss from discontinued operations and extraordinary items, less gains or plus losses from the sale of assets, plus income tax expense, plus interest expense, plus depreciation, depletion, amortization and other non-cash charges, plus Target Operating Cash Flow, and plus the Rivard Operating Cash Flow with respect to such period, each as determined in accordance with GAAP and each for the twelve (12) month period ended as of the date of determination; provided, however, that, solely for the fiscal quarter ending December 31, 2009, the Operating Cash Flow of Bush Hog shall be excluded from the calculation of Operating Cash Flow for the Company and its Consolidated Subsidiaries, so long as, the Operating Cash Flow of Bush Hog for such fiscal quarter is not negative by more than $2,000,000.

(b)        Section 1 of the Credit Agreement is hereby amended to add the following new definitions in the correct alphabetical order:

“Bush Hog” means Bush Hog, Inc., a Delaware corporation, formerly known as Alamo Acquisition, Inc., a Delaware corporation.

“Bush Hog Acquisition” means the acquisition by Bush Hog of certain assets from Bush Hog, LLC, a Delaware limited liability company as more fully described in that certain Asset Purchase Agreement dated September 4, 2009, by and among Borrower, Bush Hog, LLC, CC Industries, Inc., a Delaware corporation, and Bush Hog.

“Collateral” means all assets pledged by Borrower or any other Person under the Collateral Documents.

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Seventh Amendment

“Collateral Documents” means all documents executed by Borrower, any member of the Obligated Group, or any other Person in favor of Administrative Agent for the benefit of the Lenders (whether directly or by assignment from a prior agent), to secure payment and performance of the Obligation or any part thereof.

“EBIT” means, for the Company, for any period, the sum of Net Income, less income or plus loss from discontinued operations, extraordinary items, and each of the non-recurring items related to the Bush Hog Acquisition for the fiscal quarters ended December 31, 2009 and March 31, 2010, each as listed on Schedule A attached to the Compliance Certificate for each such period, less gains or plus losses from the sale of assets, plus income tax expense, plus interest expense, each as determined in accordance with GAAP and each for the twelve (12) month period ended as of the date of determination.

(c)        Section 2.05(d) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(d)        Applicable Margin. As used in this Agreement and the other Loan Documents, “Applicable Margin” means, as to the Loans, a rate per annum determined for each fiscal quarter during the Company's Fiscal Year, beginning with the quarter ending September 30, 2009, by reference to the Leverage Ratio as of the end of the fiscal quarter (herein called the “date of determination”), as set forth in the most recent Compliance Certificate received by Administrative Agent pursuant to Section 8.01(d) and the type of Advance or Facility Fee, as applicable, as follows:

(i)         if, on any date of determination, the following is met:  the Leverage Ratio is equal to or less than 2.50 to 1.0, then the Applicable Margin during the fiscal quarter following the date of determination, expressed as a rate per annum, shall be 1.00% for Prime Rate Advances, 3.00% for Eurodollar Advances, and 0.125% for the Facility Fee; and if not, then

(ii)        if, on any date of determination, the following is met: the Leverage Ratio is greater than 2.50 to 1.0 and less than or equal to 3.00 to 1.0, then the Applicable Margin during the fiscal quarter following the date of determination, expressed as a rate per annum, shall be 1.125% for Prime Rate Advances, 3.125% for Eurodollar Advances, and 0.125% for the Facility Fee; and if not, then.

(iii)       if, on any date of determination, the following is met: the Leverage Ratio is greater than 3.00 to 1.0 and less than or equal to 3.50 to 1.0, then the Applicable Margin during the fiscal quarter following the date of determination, expressed as a rate per annum, shall be 1.375% for Prime Rate Advances, 3.375% for Eurodollar Advances, and 0.25% for the Facility Fee; and if not, then

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Seventh Amendment

(iv)       if, on any date of determination, the following is met: the Leverage Ratio is greater than 3.50 to 1.0 and less than or equal to 4.00 to 1.0, then the Applicable Margin during the fiscal quarter following the date of determination, expressed as a rate per annum, shall be 1.625% for Prime Rate Advances, 3.625% for Eurodollar Advances, and 0.375% for the Facility Fee; and if not, then

(v)        if, on any date of determination, the following is met: the Leverage Ratio is greater than 4.00 to 1.0, then, the Applicable Margin during the fiscal quarter following the date of determination, expressed as a rate per annum, shall be 2.125% for Prime Rate Advances, 4.125% for Eurodollar Advances, and 0.50% for the Facility Fee.

For Eurodollar Advances, the Applicable Margin for a Loan Year applies both to (i) Advances made during the current Loan Year and (ii) Advances outstanding during the current Loan Year that were made during a prior Loan Year.

If the interest rate changes hereunder because of a change in the Applicable Margin, interest shall accrue at the changed rate beginning the first day of the month  after the earlier of the date on which the Company provides, or by which it was required to provide, pursuant to Section 8.01(d) of this Agreement, the financial information necessary to determine the Applicable Margin.  The Applicable Margin in effect from September 30, 2009 through the delivery of the Compliance Certificate for the period ending September 30, 2009 shall be determined based upon Pricing Level ____ as set forth in clause (v) above.

(d)        Article 4 of the Credit Agreement is hereby amended to add the following new Section 4.13 at the end thereof:

4.13     Security.  The Obligation shall be secured by the Liens granted by each member of the Obligated Group pursuant to the Collateral Documents, until such Liens are released pursuant to the terms thereof, and any other Liens granted to Administrative Agent for the ratable benefit of Lenders pursuant to the terms of this Agreement or any other Loan Document.

(f)         Section 8.01(e) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

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Seventh Amendment

(e)        Additional Reports.  The Company shall (i) as soon as available and in any event within forty-five (45) days after the end of each fiscal quarter of the Company, copies of (A) a summary of accounts receivable, including an aging report with respect to such accounts; provided, however, that that, upon written request of Administrative Agent, the Company shall promptly provide to Administrative Agent, in addition to the summary required under this clause (a), a detailed report of all accounts receivable, (B) a summary of all inventory by location, and (C) a summary of all machinery and equipment by location, (ii) cause its legal counsel to deliver to Administrative Agent, within one hundred twenty (120) days after the end of each calendar year, a letter summarizing the status of all material pending litigation involving or affecting the Company or its Consolidated Subsidiaries or any of their assets.  The Company shall have satisfied the requirement set forth in clause (ii) above if it furnishes to Administrative Agent a letter comparable to and consistent with that furnished by the Company's counsel to the Company's outside auditors in response to an audit inquiry covering the same calendar year.

(e)        Section 8.14 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

8.14     Minimum EBIT to Interest Expense Ratio.  The Company shall maintain, as of the last day of each fiscal quarter during the term hereof, a ratio of (a) EBIT for the Company and its Consolidated Subsidiaries, divided by (b) Interest Expense, each for the twelve (12) month period ended as of the date of determination, of not less than 2.00 to 1.00.

(f)         Section 8.16 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

8.16.    Leverage Ratio.  The Company, as of any date during the term hereof, shall maintain a ratio of Consolidated Funded Debt to Operating Cash Flow not exceeding the ratio set forth below for the applicable period set forth below:

Fiscal quarter ended September 30, 2009:	3.75 to 1.00

Fiscal quarter ended December 31, 2009:	4.25 to 1.00

Fiscal quarter ended March 31, 2010:	4.25 to 1.00

Fiscal quarter ended June 30, 2010:	4.00 to 1.00

Fiscal quarter ended September 30, 2010:	3.75 to 1.00

Fiscal quarter ended December 31, 2010:	3.50 to 1.00

Fiscal quarters ended March 31, 2011
through December 31, 2011:	3.25 to 1.00

Fiscal quarter ended March 31, 2012
And each fiscal quarter thereafter:	3.00 to 1.00

(g)        Section 11.09 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

11.09   Guaranty and Collateral Matters.  The Lenders irrevocably authorize Administrative Agent, at its option and in its discretion to:

(a)        release any Guarantor from its obligations under the Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted hereunder and

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Seventh Amendment

(b)        transfer or release any Lien on, or after foreclosure or other acquisition of title by Administrative Agent on behalf of Lenders to transfer or sell, any Collateral (i) upon the termination of the Commitments and payment and satisfaction in full of all of the Obligation (other than contingent indemnification obligations) and the expiration or termination of all Letters of Credit; or (ii) after foreclosure or other acquisition of title if approved by the Required Lenders

Upon request by Administrative Agent at any time, the Required Lenders will confirm in writing Administrative Agent’s authority to release any Guarantor from its obligations under the Guaranty pursuant to this Section 11.09.

(h)        Exhibit J (and attached Schedule A thereto) are hereby deleted in their entirety and replaced with Exhibit J (and attached Schedule A) attached hereto.

(i)         Exhibit R to the Credit Agreement is hereby deleted in its entirety and replaced with Exhibit R attached hereto.

2.         Amendment of Credit Agreement and Other Loan Documents.

(a)        All references in the Loan Documents to the Credit Agreement shall include references to the Credit Agreement as modified and amended by this Amendment, and as may, from time to time, be further modified, amended, restated, extended, renewed, and/or increased.

(b)        All references in the Loan Documents to any Original Note shall include references to the Amended and Restated Notes as modified and amended by this Amendment, and as may, from time to time, be further modified, amended, restated, extended, renewed, and/or increased.

(c)        Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

3.         Ratifications. Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Administrative Agent for the benefit of Lenders under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation (except (i) to the extent specifically limited by the terms of such Guaranties, assurances or Liens, or (ii) as otherwise permitted in this Amendment), and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Administrative Agent and Lenders may reasonably request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

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Seventh Amendment

5.         Representations.  Borrower represents and warrants to Administrative Agent and Lenders that as of the date of this Amendment: (a) each of the items and documents listed on Exhibit A (the “Amendment Documents”) have been duly authorized, executed, and delivered by Borrower and each Guarantor, as applicable; (b) no action of, or filing with (other than filing of financing statements in connection with the Collateral), any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance of the Amendment Documents by Borrower and each Guarantor; (c) the Loan Documents, as amended by the Amendment Documents, are valid and binding upon Borrower and each Guarantor and are enforceable against Borrower and each Guarantor in accordance with their respective terms, except as limited by debtor relief laws and general principles of equity; (d) the execution, delivery, and performance by Borrower and each Guarantor of the Amendment Documents does not require the consent of any other Person and do not and will not constitute a violation of any governmental requirement, order of any Governmental Authority, or material agreements to which Borrower or any Guarantor is a party or by which Borrower or any Guarantor is bound; (e) all representations and warranties in the Credit Agreement are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and (f) after giving effect to the Amendment Documents, no Potential Default or Event of Default exists.

6.         Conditions.  This Amendment shall not be effective unless and until:

(a)        the Administrative Agent shall have received each of the Amendment Documents, each acceptable to Administrative Agent in its sole discretion;

(b)        the representations and warranties in this Amendment are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement;

(c)        Borrower shall have paid to Administrative Agent (i) for the account of each Lender, an amendment fee in an amount equal to fifty basis points (0.50%) times the Commitment of such Lender and (ii) all other fees and expenses required to be paid by Borrower under the Loan Documents; and

(c)        after giving effect to this Amendment, no Potential Default or Event of Default exist.

7.         Continued Effect.  Except to the extent amended hereby or by any documents executed in connection herewith, all terms, provisions, and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

9.         Miscellaneous.  Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment shall be construed -- and its performance enforced -- under Texas law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

10.       Parties.  This Amendment binds and inures to Borrower, Administrative Agent, and each Lender and their respective successors and permitted assigns.

11.       ENTIRETIES.  THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED BY THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THE CREDIT AGREEMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

[Remainder of Page Intentionally Left Blank;

Signature Pages to Follow.]

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Seventh Amendment

EXECUTED as of the day and year first mentioned.

ALAMO GROUP INC.,
a Delaware corporation

By:
Robert H. George
Vice President

Signature Page to Seventh Amendment

BANK OF AMERICA, N.A.,
as Administrative Agent

By:
Tiffany Shin, Assistant Vice President

Signature Page to Seventh Amendment

BANK OF AMERICA, N.A.,
as a Lender

By:
Susan Jarboe, Vice President

Signature Page to Seventh Amendment

Wells Fargo Bank, N.A., as a Lender

By:
Morris G. Camp, Jr., Senior Vice President

Signature Page to Seventh Amendment

GUARANTY BANK, as a Lender

By:
Name:
Title:

Signature Page to Seventh Amendment

Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch, as a Lender

By:
Name:
Title:

By:
Name:
Title: S

Signature Page to Seventh Amendment

To induce the Administrative Agent and Lenders to enter into this Amendment, each of the undersigned (a) consent and agree to this Amendment's execution and delivery, (b) ratify and confirm that all guaranties, assurances, and Liens (if any) granted, conveyed, or assigned to Administrative Agent on behalf of Lenders under the Loan Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligation (except to the extent specifically limited by the terms of such guaranties, assurances, or Liens), (c) agree to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as Administrative Agent may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens (if any), and (d) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to Administrative Agent, Lenders, and their respective successors and permitted assigns.

ALAMO GROUP (TX), INC.,	ALAMO GROUP (USA) INC.,
f/k/a Alamo Industrial, Inc., a Texas corporation	a Delaware corporation

By:	By:
Robert H. George	Robert H. George
Vice President – Administration	Vice President – Administration

ALAMO GROUP (IA) INC.,	ALAMO SALES CORP.,
a Nevada corporation	a Delaware corporation

By:	By:
Robert H. George	Robert H. George
Vice President – Administration	Vice President – Administration

ALAMO GROUP (SMC) INC.,	ALAMO GROUP (IL) INC., f/k/a M&W Gear Company, a Delaware corporation a Nevada corporation

By:	By:
Robert H. George	Robert H. George
Vice President – Administration	Vice President – Administration

BUSH HOG, INC.,	SCHWARZE INDUSTRIES, INC.,
a Delaware corporation	an Alabama corporation

By:	By:
Name:	Robert H. George
Title:	Vice President – Administration

Signature Page to Seventh Amendment

ALAMO GROUP SERVICES, INC.,	SCHULTE (USA) INC.,
a Delaware corporation	a Florida corporation

By:	By:
Robert H. George	Robert H. George
Vice President – Administration	Vice President – Administration

NITE-HAWK SWEEPERS, LLC, a Washington limited liability company	TIGER CORPORATION,
a Nevada corporation

By:	By:
Name:	Robert H. George
Title:	Vice President ‑ Administration

GRADALL INDUSTRIES, INC., formerly known as Alamo Group (OH) Inc., a Delaware corporation

By:
Name:
Title:

NP REAL ESTATE Inc., an Ohio corporation

By:
Name:
Title:

HENKE MANUFACTURING CORPORATION, a Kansas corporation, successor in interest by merger to Alamo Group (KS), Inc.

By:
Name:
Title:

Signature Page to Seventh Amendment

EXHIBIT A

AMENDMENT DOCUMENTS

1.         Amendment;

2.         Pledge and Security Agreement (each a “Security Agreement”) executed by each member of the Obligated Group, granting to Administrative Agent, for the benefit of Administrative Agent and each Lender a first priority security interest in all accounts, inventory, and equipment of each member of the Obligated Group;

3.         Uniform Commercial Code, tax, and judgment lien searches in the jurisdiction of formation of each member of the Obligated Group, satisfactory in form and content to Administrative Agent;

4.         Officer’s Certificate for each member of the Obligated Group certifying as to (a) the constituent documents of such Obligated Group member, (b) the incumbency of the officer’s of such Obligated Group member authorized to execute Loan Documents on behalf of such Obligated Group member, (c) resolutions of the Board of Directors (or equivalent governing body) of such Obligated Group member authorizing the Loan Documents executed by such Obligated Group member; and (d) a Certificate of Existence and Good Standing for such Obligated Group member, issued by the Secretary of State of the State of formation of such Obligated Group member, and each other jurisdiction in which such Obligated Group member is required to be qualified to do business, each as of a date that is not more than thirty (30) days prior to the date of this Amendment;

5.         Uniform Commercial Code Financing Statements listing each member of the Obligated Group as debtor, and Administrative Agent as secured party, listing the Collateral, and filed in the applicable filing jurisdiction for each member of the Obligated Group;

6.         Evidence of insurance acceptable to Administrative Agent with respect to the Collateral, listing Administrative Agent as additional loss payee;

7.         Guaranty Agreement executed by Bush Hog; and

8.         Such other items and documents as Administrative Agent and Lenders shall reasonably request.

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EXHIBIT A

EXHIBIT J

COMPLIANCE CERTIFICATE

Date:

Bank of America, N.A.

300 Convent Street

Post Office Box 300

San Antonio, Texas  78291

Attn: Susan Jarboe, Vice President

This Certificate is delivered to you pursuant to that certain Amended and Restated Revolving Credit Agreement (the “Loan Agreement”), dated August 25, 2004, by and between Bank of America, as Administrative Agent for the Lenders, the Lenders and Alamo Group Inc. (the “Company”) and the subsidiaries of the Company named therein as members of the “Obligated Group.”  All capitalized terms not otherwise defined shall have the meaning assigned to them in the Loan Agreement.

As of the date of this Certificate, the Company certifies to Lenders the following:

I.      COMPLIANCE:

A.    The representations and warranties stated in Article 6 of the Loan Agreement continue to be true, except:

[List any exceptions]

B.    The Company has performed and fulfilled all of its obligations stated in Article 8 of the Loan Agreement, except:

[List any exceptions]

C.    The Company and each other member of the Obligated Group has kept, observed, performed and fulfilled each and every covenant and condition stated in Article 9 of the Loan Agreement, except:

[List any exceptions]

D.    There are no Events of Default or Potential Default in existence as such term is defined in Article 10 of the Loan Agreement, except:

[List any exceptions]

E.     Neither the Company nor any Obligated Group member is involved in any material litigation, except:

[List any exceptions]

F.     The accompanying balance sheet and operating statement and supporting financial data have been prepared in accordance with GAAP and are true and correct, subject to normal year end audit and adjustments.

G.    The Company's computations of the following financial covenants of the Company contained in the Loan Agreement and as calculated on the attached Schedule A are as follows, and are correct:

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EXHIBIT J

(a)           Minimum EBIT to Interest Expense Ratio

(Section 8.14 - minimum of 2.00 to 1.00):                                                               to

(b)           Maximum Leverage Ratio

(Section 8.16 - maximum as follows for each

Period listed below:

Fiscal quarter ended September 30, 2009:	3.75 to 1.00

Fiscal quarter ended December 31, 2009:	4.25 to 1.00

Fiscal quarter ended March 31, 2010:	4.25 to 1.00

Fiscal quarter ended June 30, 2010:	4.00 to 1.00

Fiscal quarter ended September 30, 2010:	3.75 to 1.00

Fiscal quarter ended December 31, 2010:	3.50 to 1.00

Fiscal quarters ended March 31, 2011
through December 31, 2011:	3.25 to 1.00

Fiscal quarter ended March 31, 2012
And each fiscal quarter thereafter:	3.00 to 1.00

Actual:                                                                                                       to

(c)           Minimum Asset Coverage Ratio

(Section 8.18 - minimum of 1.50 to 1.00):                                                               to

                (d)           Maximum Capital Stock Repurchases

                                (Section 9.04 – maximum of $20,000,000

                                aggregate during the term of the Loan Agreement )                      $

                (e)           Maximum Capital Expenditures

                                (Section 9.12 – maximum of $17,500,000

                                aggregate during any fiscal year )                                                     $

Very truly yours,

ALAMO GROUP INC.

By:

Printed Name:

Title:

1

EXHIBIT J

SCHEDULE A TO COMPLIANCE CERTIFICATE

(for the period ending ___________________________)

Covenant	At End of Subject Period
1. EBIT to Interest Expense Ratio (Section 8.14)
(a) Net Income	$
(b) less income or plus loss from discontinued operations and extraordinary items	$
(c) less gains or plus losses from the sale of assets	$
(d) plus income tax expense	$
(e) plus interest expense	$
(f) EBIT – Line 1(a), plus or minus Line 1(b), plus or minus Line 1(c), plus Line 1(d), plus Line 1(e)		$
(g) Interest Expense		$
(h) EBIT to Interest Expense Ratio - ratio of Line 1(f) to Line 1(h)		______ to _____
(i) Minimum Ratio		2.00 to 1.00
3. Leverage Ratio (Section 8.16)
(a) Indebtedness for Borrowed Money	$
(b) Capital leases	$
(c) Guaranties of Indebtedness for Borrowed Money and capital leases	$
(d) Consolidated Funded Debt – Line 3(a), plus Line 3(b), plus Line 3(c)		$
(e) Operating Cash Flow (from Schedule B)		$
(f) Leverage Ratio - ratio of Line 3(d) to Line 3(e)		______ to _____
(g) Maximum Ratio		As set forth for the applicable period in Section 8.16
4. Asset Coverage Ratio (Section 8.18)
(a) Cash Equivalent Investments	$

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EXHIBIT J

(b) Accounts Receivable	$
(c) Inventory	$
(d) Net PP&E	$
(e) Line 4(a), plus Line 4(b), plus Line 4(c), plus Line 4(d)		$
(f) Indebtedness for Borrowed Money	$
(g) Capital leases	$
(h) Guaranties of Indebtedness for Borrowed Money and capital leases	$
(i) Consolidated Funded Debt – Line 4(f), plus Line 4(g), plus Line 4(h)		$
(j) Asset Coverage Ratio - ratio of Line 4(e) to Line 4(i)		______ to _____
(k) Minimum Ratio		(a) 1.50 to 1.0
5. Maximum Capital Expenditures (Section 9.12)
(a) Actual		$
(b) Maximum Amount		$17,500,000
6. Maximum Capital Stock Repurchases (Section 9.04)
(a) Actual		$
(b) Maximum Amount		$20,000,000

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EXHIBIT J

EXHIBIT R

Revolving Credit Commitments

Lender	Commitment
Bank of America, N.A.	$40,000,000
Wells Fargo Bank, N.A.	$40,000,000
Guaranty Bank	$25,000,000
Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch	$20,000,000
Total	$125,000,000

EXHIBIT R